Exhibit T3F
-----------



                             CROSS-REFERENCE TABLE


Trust Indenture                                                Indenture Section
  Act Section
310 (a)(1)................................................                  7.10
    (a)(2)................................................                  7.10
    (a)(3)................................................                  N.A.
    (a)(4)................................................                  N.A.
    (a)(5)................................................                  7.10
    (b)...................................................                  7.10
    (c)...................................................                  N.A.
311 (a)...................................................                  7.11
    (b)...................................................                  7.11
    (c)...................................................                  N.A.
312 (a)...................................................                  2.05
    (b)...................................................                 12.03
    (c)...................................................                 12.03
313 (a)...................................................                  7.06
    (b)(1)................................................                 11.03
    (b)(2)................................................                  7.07
    (c)...................................................           7.06; 11.02
    (d)...................................................                  7.06
314 (a)...................................................            4.3; 12.02
    (b)...................................................                 11.02
    (c)(1)................................................                 12.04
    (c)(2)................................................                 12.04
    (c)(3)................................................                  N.A.
    (d)...................................................   11.03, 11.04, 11.05
    (e)...................................................                 12.05
    (f)...................................................                  N.A.
315 (a)...................................................                  7.01
    (b)...................................................           7.05, 12.02
    (c)...................................................                  7.01
    (d)...................................................                  7.01
    (e)...................................................                  6.11
316 (a)(last sentence)....................................                  2.09
    (a)(1)(A).............................................                  6.05
    (a)(1)(B).............................................                  6.04
    (a)(2)................................................                  N.A.
    (b)...................................................                  6.07
    (c)...................................................                  2.12
317 (a)(1)................................................                  6.08
    (a)(2)................................................                  6.09
    (b)...................................................                  2.04
318 (a)...................................................                 12.01
    (b)...................................................                  N.A.
    (c)...................................................                 12.01
N.A. means not applicable.